Exhibit 99.1





                                                       August 9, 2006




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES SIX MONTH 2006 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the six month period ended June 30, 2006. Net income was $117,713,000 or $.53 per diluted common share for the six month period ended June 30, 2006 compared to net income of $1,273,724,000 or $5.54 per diluted common share for the six month period ended June 30, 2005. As previously disclosed, the 2005 results included an adjustment that reduced the deferred tax asset valuation allowance and credited income tax expense by $1,110,000,000. Net income per share also included income of $.33 for the 2005 period related to discontinued operations.

For more information on the Company's results of operations for the first half of 2006, please see the Company's Form 10-Q for the six months ended June 30, 2006, which was filed with the Securities and Exchange Commission today.











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           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)

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

                                                                           For the Three Month             For the Six Month
                                                                          Period Ended June 30,          Period Ended June 30,
                                                                          ---------------------          ---------------------
                                                                         2006             2005              2006             2005
                                                                         ----             ----              ----             ----

Revenues and other income                                              $ 266,280      $   197,585       $  598,037    $   251,002
                                                                       =========      ===========       ==========     ==========

Net securities gains                                                   $  44,418      $    46,949       $   83,132    $    47,026
                                                                       =========      ===========       ==========     ==========

Income from continuing operations before income
   taxes and equity in income of associated companies                  $  41,025      $    29,612       $  152,472    $    11,039

Income taxes                                                              14,952       (1,107,452)          58,058     (1,106,828)
                                                                       ---------      -----------       ----------    -----------

Income from continuing operations before equity
   in income of associated companies                                      26,073        1,137,064           94,414      1,117,867

Equity in income of associated companies, net of taxes                     9,534           67,345           23,263         78,493
                                                                       ---------      -----------       ----------    -----------

Income from continuing operations                                         35,607        1,204,409          117,677      1,196,360
Income from discontinued operations, including gain (loss)
   on disposal, net of taxes                                               1,413           66,702               36         77,364
                                                                       ---------     ------------       ----------    -----------

      Net income                                                       $  37,020      $ 1,271,111       $  117,713    $ 1,273,724
                                                                       =========      ===========       ==========    ===========

Basic earnings (loss) per common share:
Income from continuing operations                                          $ .16           $ 5.59            $ .54         $ 5.56
Income from discontinued operations, including gain (loss)
   on disposal                                                               .01              .31              --             .36
                                                                           -----           ------            -----         ------
      Net income                                                           $ .17           $ 5.90            $ .54         $ 5.92
                                                                           =====           ======            =====         ======
Number of shares in calculation                                          216,201          215,303          216,154        215,265
                                                                         =======          =======          =======        =======

Diluted earnings (loss) per common share:
Income from continuing operations                                          $ .16           $ 5.23            $ .53         $ 5.21
Income from discontinued operations, including gain (loss)
   on disposal                                                               .01              .29              --             .33
                                                                           -----           ------            -----          -----
      Net income                                                           $ .17           $ 5.52            $ .53         $ 5.54
                                                                           =====           ======            =====         ======

Number of shares in calculation                                          231,777          231,026          231,482        231,017
                                                                         =======          =======          =======        =======


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